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                                                                    TNL6-99

         THIS LEASE, Made this 30th day of September, 1999, by and between MIE Properties, Inc., as agent for owner, herein called "Landlord", and BBI BIOTECH RESEARCH LABORATORIES, INC., herein called "Tenant".

         WITNESSETH, that in consideration of the rental hereinafter agreed upon and the performance of all the conditions and covenants hereinafter set forth on the part of the Tenant to be performed, the Landlord does hereby lease unto the said Tenant, and the latter does lease from the former approximately 35,560 square feet at the following premises: 5107 PEGASUS COURT, SUITE A - M , FREDERICK, MD 21704 or the term of SEVEN (7) years beginning on the 1ST day of DECEMBER, 1999, and ending on the 30TH day NOVEMBER, 2006 at and for the annual rental of $257,810.00, payable in advance on the FIRST day of each and every month during the term of this lease in equal monthly installments of $21,484.17. Said rental shall be paid to MIE PROPERTIES, INC., 5104 PEGASUS COURT, FREDERICK, MARYLAND 21704 or at such other place or to such appointee of the Landlord, as the Landlord may from time to time designate in writing.

         THE TENANT COVENANTS AND AGREES WITH THE LANDLORD AS FOLLOWS:

         1. To pay said rent and each installment thereof as and when due without setoff or deduction.

         RENTAL ESCALATION

         2. Beginning with the first anniversary of the commencement date of the lease term and each annual anniversary hereafter throughout the remainder of the lease and renewal term if any, the annual rent shall be increased by an amount equal to three percent (3%) of the previous year's rent, which sum shall be payable in equal monthly installments in advance as hereinafter set forth.

         USE

         3. To use and occupy the leased premises solely for the following purposes: A BIOLOGICAL SPECIMEN REPOSITORY, REAGENT REPOSITORY, BIOTECHNOLOGY REPOSITORY, AND BIOTECHNOLOGY LABORATORY MANUFACTURING FACILITY WITH ANCILLARY OFFICES.

         ADDITIONAL RENT

         4.       A.  UTILITIES

                  Tenant shall apply for and pay all costs of electricity, gas, telephone and other utilities used or consumed on the premises, together with all taxes, levies or other charges on such utilities. Tenant agrees to pay as additional rent, Tenant's prorata share of the water and sewer service charges, chargeable to the total building in which the premises are located. However, if in Landlord's sole judgement, the water and sewer charges for the premises are substantially higher than normal due to Tenant's water usage, then Tenant agrees that it will,

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upon written notice from Landlord, install a water meter at Tenant's expense and thereafter pay all water charges for the premises based on such meter readings.

                  B. TAXES

                  The premises covered by this lease form approximately 100% of the total premises owned by the Landlord at this location. The Tenant shall pay to the Landlord, as additional rent, 100% of the Real Estate taxes that may be levied or assessed by lawful taxing authorities against the land, buildings and improvements on the property. If this lease shall be in effect for less than a full fiscal year, the Tenant shall pay a pro rata share of the increased taxes based upon the number of months that this lease is in effect. If any refund attributable to the Lease term is received after Lease termination, Landlord will forward the refund to Tenant. This obligation shall survive termination of the lease. Said taxes shall include, but not by way of limitation, all paving taxes, and any and all benefits or assessments which may be levied on the premises hereby leased but shall not include the United States Income Tax, or any State or other income tax upon the income or rent payable hereunder. Landlord agrees to appeal the taxes upon Tenant's written request and Landlord's reasonable tax appeal costs would be paid by Tenant.

                  C. COMMON AREA

                  For each full or partial calendar year during the lease Term, Tenant shall pay to Landlord as Additional Rent "Tenant's Proportionate Share" of the Common Area Expenses (Tenant's proportionate share will be 100%. For the purposes of this section, Common Area Expenses shall be defined as one hundred percent (100%) of the total cost and expense incurred by or on behalf of Landlord in each calendar year in operating, maintaining, and repairing (which includes replacements, additions, and alterations) of Common Areas of the building. These include, without limitation, a) the cost of maintaining and repairing, all service pipes, electric, gas and water lines and sewer mains leading to and from the premises, b) all costs incurred in painting, resurfacing, and landscaping; c) all costs for repairs and improvements, line painting and striping, lighting, removal of snow, grass cutting, cleaning of parking areas; d) all costs incurred in maintaining, repairing and replacing the paving, parking areas, curbs, gutters, sidewalks, and steps; e) all costs for repairs and improvements to roof and exterior walls; and f) management fees (management fees shall not exceed those customarily charged by building managers of similarly sized and located industrial parks), overhead (directly attributable to management to this particular building) and reasonable expenses. Landlord shall cap increases on all controllable expenses with the exception of snow removal at five percent (5%) per year cumulative.

                  Exclusions to the above: a) commissions or advertising costs; b) costs of sale, financing, and refinancing; c) legal expenses not specifically for Tenant; d) costs of enforcement of Leases; e) ground rents;
f) fines or penalties of

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any kind or nature, unless directly resulting from a default by Lease; g)
costs of any services provided to any Tenant in the project, and not made available to you on the same basis; h) damage and repairs necessitated by the negligence or willful misconduct of the Landlord; i)any amount paid to the Landlord, the management agent or any affiliate of either of them, to the extent in excess of that negotiable on an arm's length basis; j) any expense which under generally accepted accounting principals, should be capitalized, except as specifically permitted.)

                  Not later than March of each year, Landlord shall provide a line-item statement (the "Expense Statement") of the costs and expenses actually paid by Landlord to operate and maintain the Property during the immediately preceding calendar year and Tenant's pro rata share thereof . Within 60 days after Tenant's receipt of any Expense Statement, Tenant may notify Landlord that it desires to audit such Expense Statement (the "Audit Notice"). Such audit shall be conducted at Tenant's sole cost and expense within a reasonable time after delivery to Landlord of the Audit Notice. If such audit discloses an error, Landlord shall credit against the next installment(s) of Basic Monthly Rent due and payable, any overpayment by Tenant, or Tenant shall pay to Landlord, with the next installment of Basic Monthly Rent due and payable, any deficiency, as the case may be; provided, however, that if an overpayment by Tenant occurs with respect to the last Lease Year, the overpayment (and hereinafter described audit reimbursement, if applicable) shall be refunded to tenant within 30 days after same is determined (and this obligation shall survive termination of the Lease) and , provided further, that if such audit discloses an error which varies by more than ten percent from Landlord's calculation, Landlord shall reimburse Tenant for its reasonable costs incurred in conducting the audit.

         MUNICIPAL REGULATING

         5. To observe, comply with and execute at its expense, all laws, orders, rules, requirements, and regulations of the United States, State, City or County of the said State, in which the lease premises are located, and of any and all governmental authorities or agencies and of any board of fire underwriters or other similar organization, respecting the premises hereby leased and the manner in which said premises are or should be used by the Tenant.

         Tenant shall have the right to, in good faith, contest its obligation to comply with any law, rule, order, ordinance or regulation of any municipality, county, state or federal government, or of any department or bureau of any of them, or of any other governmental authority having jurisdiction over the Premises and /or the Property, by appropriate legal proceedings, and Tenant may postpone compliance with such law, rule, order, ordinance or regulation so long as such postponement does not subject Landlord, Tenant, the Property or the Premises to the imposition of any penalty, fine, charge, interest, cost or the like, or to civil or criminal prosecution, or expose Landlord or Tenant to a claim of negligence or willful misconduct because of such non-compliance, or cause the Premises or any other portion of the Property to be condemned or vacated, and if such

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legal proceedings do not operate to postpone enforcement of the law, rule, order, ordinance or regulation in question, Tenant shall take whatever steps are necessary to comply with such law, rule, order, ordinance or regulation during the pendency of the contest and to prevent the imposition of any penalty, fine, charge, interest, cost or the like against Landlord, Tenant, the property and /or the Premises because of Tenant's failure to comply with the law, rule, order, ordinance or regulation in question during the pendency of such contest; in addition, if required by Landlord, Tenant shall furnish to Landlord a surety company bond, cash deposit or other security reasonably satisfactory to Landlord as security for cost of complying with the law, rule, order, ordinance or regulation in question and /or the payment of any post-contest penalties, fines, charges, interest, costs and the like which may arise or be imposed or assessed against Landlord, Tenant, the Property and /or the Premises because of Tenant's commencement of the contest and /or failure to comply with the requirement in question promptly after the conclusion of such contest; and provided, further, that upon the termination of any such legal proceedings, Tenant shall comply with the determination arising therefrom within the period of time necessary to prevent the imposition of any penalty, fine, charge, interest, cost or the like against Landlord, Tenant, the Property and/or the Premises because of any post-contest non-compliance.

         ASSIGNMENT AND SUBLET

         6. Not to assign this lease, in whole or in part, or sublet the leased premises, or any part or portion thereof, or grant any license or concession for any part of the premises, without the prior written consent of the Landlord which consent shall not be unreasonably withheld, delayed or conditioned. If such assignment or subletting is permitted, Tenant shall not be relieved from any liability whatsoever under this lease. The Landlord shall be entitled to fifty percent (50%) of any additional considerations over and above those stated in this lease, which are obtained in or for the sublease and/or assignment. No option rights can be assigned or transferred by the Tenant to an assignee or subtenant without the prior written consent of the Landlord. Landlord's permission shall not be required for any assignment or sublet to any of Tenant's successors, partners, affiliates or subsidiaries resulting from a merger, acquisition or consolidation. Tenant shall have the right to retain one hundred percent (100%) of all profits from any sublease or assignment to a related successor, partner, affiliate or subsidiary.

         INSURANCE

         7. That the Tenant will not do anything in or about said premises that will contravene or affect any policy of insurance against loss by fire or other hazards, including, but not limited to, public liability now existing or which the Landlord may hereafter place thereon, or that will prevent Landlord from procuring such policies in companies acceptable to Landlord. Tenant will do everything reasonably possible, and consistent

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with the conduct of Tenant's business to obtain the greatest possible reduction in the insurance rates on the premises hereby leased, or for the building of which the premises hereby leased are a part. The Tenant further agrees to pay, as part of and in addition to the next due monthly rental:

                  a) its prorata share ( 100%) of the premium of any insurance on the premises hereby leased or for the building of which the premises hereby leased are apart;

                  b) any increase in premium on the amount of such insurance that may be carried by Landlord on all or any part of the premises or the property resulting from the activities carried on by Tenant in or at the Premises or property resulting from the activities carried on by Tenant in or at the Premise, regardless of whether Landlord has consented to the same.

                  c) all insurance policies obtained by either Landlord or Tenant pursuant to the terms of this Lease shall provide that the insurer(s) issuing such insurance policy(s) waive(s) all right of recovery by way of subrogation against Landlord or Tenant, as the case may be, in connection with any loss or damage covered by such policy; provided, however, that said waiver shall not be required if it has the effect of invalidating any insurance coverage of Landlord or Tenant, as the case may be, in which event, the party whose insurance policy would otherwise be invalidated by reason of such waiver shall name the other as an additional insured, as its interest may appear, under the policy in question (and the cost of any additional premium arising as a result thereof shall be paid to the policyholder by the party named as the additional insured.)

         ALTERATIONS

         8. (a) That the Tenant will not make any alterations in addition to original improvements to the premises without the prior written consent of the Landlord, which consent will not be unreasonably withheld. Landlord's consent shall not be required for any interior non-structural cosmetic alterations. If the Tenant shall desire to make any such alterations, plans for the same shall first be submitted to the Landlord for approval, and the same shall be performed by the Tenant at its own expense, Tenant agrees that all such work shall be done in a good and workmanlike manner, that the structural integrity of the building shall not be impaired, that no liens shall attach to the building by reason thereof, and that all alterations shall be in accordance with all applicable codes.

                  (b) The Tenant agrees to obtain at the Tenant's expense all permits pertaining to the alterations. The Tenant also agrees to obtain, prior to commencing to make such alterations, and to keep in full force and effect at all time while such alterations are being made, all at the Tenant's sole cost and expense, such policies of insurance pertaining to such alterations and/or to the making thereof as the Landlord reasonably may

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request or require the Tenant to obtain, including, but not limited to, public liability and property damage insurance, and to furnish the Landlord evidence satisfactory to the Landlord of the existence of such insurance prior to the Tenant's beginning to make such alterations.

                  (c) Any such alterations shall become the property of the Landlord as soon as they are affixed to the premises and all rights, title and interest therein of the Tenant shall immediately cease, unless otherwise agreed to by Landlord in writing. The Landlord shall have the sole right to collect any insurance for any damage of any kind caused by any alterations or improvements placed upon the said premises by the Tenant. If the making of any such alterations, or the obtaining of any permits therefore shall directly or indirectly result in a franchise, minor privilege or any other tax or increase in tax, assessment or increase in assessment, such tax or assessment shall be paid, immediately upon its levy and subsequent levy, by the Tenant. Notwithstanding the foregoing, the following are excluded: Tenant's freezers, generators, flammable storage tanks, bulk tanks and fuel tanks.

                  (d) Landlord shall elect in writing, at the time of consent, that all or part of any alterations installed by Tenant shall remain, or be removed by the Tenant, at its own expense, before the expiration of its tenancy.

         MAINTENANCE

         9. The Tenant will, during the term of this lease, keep said demised premises and appurtenances (including interior and exterior windows, interior and exterior doors, interior plumbing, heating, ventilating and air conditioning (HVAC), interior electrical or replacement works thereof) in good order and condition and will make all necessary repairs or replacement thereof. The Landlord does, however, give a 90 day warranty on all of the above mentioned items. Tenant will be responsible for all exterminating services, except termites, required in the premises. If the Tenant does not make necessary repairs 15 days after receiving written notice from the Landlord of the need to make a repair, the Landlord may proceed to make said repair and the reasonable cost of said repair will become part of and in addition to the next due monthly rental. The Tenant agrees to furnish to the Landlord, at the expense of the Tenant, within 30 days of occupancy, a copy of an executed and paid for annual maintenance contract on all heating and air conditioning equipment with a reputable company acceptable to the Landlord, which acceptance shall not be unreasonable withheld or delayed, and said contract will be kept in effect during the term of the lease at the expense of the Tenant. The Landlord will make all necessary structural repairs to the exterior masonry walls and roof of the demised premises, after being notified in writing of the need for such repairs, provided the necessity for such repairs was not caused by the negligence or misuse

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of Tenant, its employees, agents or customers. The Tenant will, at the expiration of the term or at the sooner termination thereof by forfeiture or otherwise, deliver up the demised premises in the same good order and condition as they were at the beginning of the tenancy, reasonable wear and tear excepted.

         DEFAULT

         10. If the Tenant shall fail to pay said rental or any other sum required by this lease to be paid by Tenant and such failure shall continue for 5 days after written notice thereof to Tenant, the Landlord shall have along with any and all other legal remedies the immediate right to make distress therefore, and upon such distress, in the Landlord's discretion, this tenancy shall terminate. In case the Tenant shall fail to comply with any of the other provisions, covenants, or conditions of this lease, on its part to be kept and performed, and such default shall continue for a period of twenty (20) days after written notice, (which period shall be extended if Tenant is diligently pursuing cure but the same is impractical in sixty (60)
days) thereof shall have been given to the Tenant by the Landlord, and/or if the Tenant shall fail to pay said rental or any other sum required by the terms of this lease to be paid by the Tenant, then, upon the happening of any such event, and in addition to any and all other remedies that may thereby accrue to the Landlord, the Landlord may do the following:

                  1. LANDLORD'S ELECTION TO RETAKE POSSESSION WITHOUT TERMINATION OF LEASE. Landlord may retake possession of the leased premises without being deemed to have accepted a surrender thereof, and without terminating this Lease.

                  If Landlord retakes possession of the Leased Premises or if this Lease is terminated as a result of Tenant's default and vacated by Tenant, Landlord shall take commercially reasonable action to relet the Premises in order to mitigate its damages provided, however, that in attempting to mitigate its damages, as aforesaid, (I) Landlord may, in its sole, absolute and subjective discretion, relet the Premises for a shorter or longer period of time than the Term of this Lease and may subdivide same into smaller leasable space units, make any necessary repairs or alterations, (ii) the terms of any reletting may include a reasonable amount of free rent, and
(iii) if other space in buildings owned by Landlord in the Complex in which the Building is located is vacant at the time of the termination of the Lease as a result of Tenant's default, or subsequently becomes vacant before Landlord has relet the Premises, Landlord shall not be obligated to relet the Premises before letting such other vacant space. If the rent received from such reletting does not at least equal the rent and other sums payable by Tenant hereunder, Tenant shall pay and satisfy the deficiency between the amount of rent and other sums so provided in this Lease and the rent received through reletting the leased premises; and, in addition, Tenant shall pay reasonable expenses in connection with any such reletting, including, but not limited to, the cost of renovating, altering, and

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decorating for any occupant, leasing commissions paid to any real estate broker or agent, and reasonable attorney's fees incurred.

                  2. LANDLORD'S ELECTION TO TERMINATE LEASE. Landlord may terminate the Lease and forthwith repossess the leased premises and be entitled to recover as damages a sum of money equal to the total of the following amounts:

                           a.  any unpaid rent or any other outstanding
monetary obligation of Tenant to Landlord under the Lease;

                           b.  the balance of the rent and other sums payable
by Tenant for the remainder of the lease term to be determined as of the date of Landlord's re-entry;

                           c.  damages for the wrongful withholding of the
leased premises by Tenant;

                           d.  all reasonable legal expenses, including
attorney's fees, expert and witness fees, court costs and other costs incurred in exercising its rights under the Lease;

                           e.  all reasonable costs incurred in recovering
the leased premises, restoring the leased premises to good order and condition, and all commissions incurred by Landlord in reletting the leased premises; and

                           f.  any other reasonable amount necessary to
compensate Landlord for all detriment caused by Tenant's default.

         DAMAGE

         11. a) If the Premises are damaged, in part or whole, from any cause and can be substantially repaired and restored within 60 days from the date of the damage using standard working methods and procedures, Landlord shall, at its expense, promptly and diligently repair and restore the premises to substantially the same condition as existed before the damage. Such repair and restoration shall be made within 60 days from the date of the damage unless a delay is due to causes beyond Landlord's control, due allowance being made for the time for settlement of fire insurance claims.

         If the Premises cannot be repaired and restored within the 60-day period, then either party may, within 10 days after determining that the repairs and restoration cannot be made within 60 days (as prescribed in paragraph (b) below, terminate this Lease by giving notice to the other party. In any event, if the Premises are not repaired and restored within 60 days from the date of the damage, then Tenant may terminate the Lease at any time after the sixtieth day until the Premises are, in fact, repaired and restored.

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                  b) If the parties cannot agree in writing whether the
repairs and restoration described in paragraph (a) above will take more than 60 days to accomplish, then the determination will be submitted to binding arbitration in the State of Maryland under the construction rules of the American Arbitration Association.

         BANKRUPTCY

         12. In the event of the appointment of a receiver or trustee for the Tenant by any court, Federal and State, in any legal proceedings under any provisions of the Bankruptcy Act, if the appointment of such receiver or such trustee is not vacated within 60 days, or if said Tenant be adjudicated bankrupt or insolvent, or shall make an assignment for the benefit of its creditors, then and in any of said events, the Landlord may, at its option, terminate this tenancy by ten days written notice, and re-enter upon said premises.

         POSSESSION/BENEFICIAL OCCUPANCY

         13. The Landlord covenants and agrees that possession of said premises shall be given to the Tenant as soon as said premises are ready for occupancy. In case possession, in whole or in part, cannot be given to the Tenant on or before the commencement date of this lease, the Landlord agrees to abate the rent proportionately until possession is given to said Tenant and Tenant agrees to accept such pro rata abatement as liquidated damages for the failure to obtain possession.

                  If Tenant occupies any portion of the premises prior to tender of possession thereof by Landlord, such partial occupancy shall be deemed to be beneficial occupancy and a pro rata rent shall be due and payable as to that portion of the premises so occupied, immediately upon Tenant's occupancy. Such occupancy by Tenant and rent thereby due shall not depend on official governmental approval of such occupancy, state of completion of building, availability or connection of utilities and services as but not limited to sewer, water, gas, oil, or electric. No rent credit shall be given because of lack of utilities or services unless caused by the gross negligence of the Landlord.

         SIGNS, ETC.

         14. The Tenant covenants and agrees that:

                  a. Subject to paragraph 14 (d) below, it will not place or permit any signs, lights, awnings or poles on or about the exterior of said premises without the prior permission, in writing, of the Landlord and in the event such consent is given, the Tenant agrees to pay any minor privileges or other tax therefore;

                  b. The Landlord, at Landlord's option, may immediately remove and dispose of any of the unauthorized aforementioned items at the expense of the Tenant and said cost shall become part of and in addition to the next due monthly rental. Tenant further covenants and agrees that it will not paint or make any changes in or on the outside of said premises without permission of the Landlord in writing. The Tenant agrees

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that it will not do anything on the outside of said premises to change the uniform architecture, paint or appearance of said building, without the consent of the Landlord in writing.

                  c. The Landlord shall have the right to place a "For Rent" sign on any portion of said premises for ninety (90) days prior to termination of this lease and to place a "For Sale" sign thereon at any time.

                  d. Landlord shall allow Tenant to install an exterior monument sign in front of the building. Tenant shall use Landlord standards and specifications for construction of sign and location to be approved by Landlord.

         EXTERIOR OF PREMISES

         15. The Tenant further covenants and agrees not to put any items on the sidewalk or parking lot in the front, rear, or sides of said building or block said sidewalk, and not to do anything that directly or indirectly will take away any of the rights of ingress or egress or of light from any other tenant of the Landlord or do anything which will, in any way, change the uniform and general design of any property of the Landlord of which the premises hereby leased shall constitute a part of unit. Tenant will also keep steps free and clear of ice, snow and debris. Notwithstanding the foregoing, Tenant shall be allowed to place outdoor generators and the like on the concrete pad behind Tenant's space and this pad must be fenced and screened.

         WATER DAMAGE

         16. The Tenant covenants and agrees that the Landlord, except during the 90 day warranty period, shall not be held responsible for and the Landlord is hereby released and relieved from any liability by reason of or resulting from damage or injury to person or property of the Tenant or of anyone else, directly or indirectly caused by (a) dampness or water in any part of said premises or in any part of any other property of the Landlord or of others and/or (b) any leak or break in any part of said premises or in any part of any other property of the Landlord or of others or in the pipes of the plumbing or heating works thereof, unless the damage is due to Landlord's negligence.

         LIABILITY

         17. Landlord shall not be liable to the Tenant for any loss or damage to the Tenant or to any other person or to the property of the Tenant or of any other person unless such loss or damage shall be caused by or result from negligent act of omission or commission on the part of the Landlord or any of its agents, servants, or employees. The said Tenant shall indemnify and save harmless the Landlord, its successors or assigns, from all claims and demands of every kind, that may be brought against it, them or any of them for or on account of any damage, loss or injury to persons or property in or about the leased premises during the continuance of this tenancy, or during the time of any alterations, repairs, improvements or restorations to said property by the

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Tenant and arising in connection therewith, and from any and all costs, expenses and other charges, including reasonable attorney's fees, which may be imposed upon the Landlord, its successors or assigns, or which it or they may be obligated to incur in consequence thereof. Tenant shall also carry and pay for a general liability policy naming Landlord as an additional insured, with combined single limits of not less than $2,000,000, and will furnish Landlord with certificate of same showing a 10 day notice of cancellation clause.

         RIGHT OF ENTRY

         18. It is understood and agreed that the Landlord, and its agents, servants, and employees, including any builder or contractor employed by the Landlord, shall have, and the Tenant hereby gives them and each of them, the absolute, and unconditional right, license and permission, at any and all reasonable times, and for any reasonable purpose whatsoever, to enter through, across or upon the premises hereby leased or any part thereof, and, at the option of the Landlord, to make such reasonable repairs to or changes (said changes shall not materially, adversely affect Tenant's use, occupancy or employment of the premises) in said premises as the Landlord may deem necessary or proper. Landlord shall notify Tenant 24 hours before entering premises except in the case of an emergency.

         EXPIRATION

         19. It is agreed that the term of this lease expires on NOVEMBER 30, 2006 without the necessity of any notice by or to any of the parties hereto. If the Tenant shall occupy said premises after such expiration, it is understood that, in the absence of any written agreement to the contrary, said Tenant shall hold premises as a Tenant from month to month, subject to all the other terms and conditions of this lease, at 150% the highest monthly rental installments reserved in this lease; provided that the Landlord shall, upon such expiration, be entitled to the benefit of all public general or public local laws relating to the speedy recovery of the possession of lands and tenements held over by Tenant that may be now in force or may hereafter be enacted.

                  Prior to lease expiration, Tenant agrees to schedule an inspection with Landlord to confirm that the leased premises will be in proper order at expiration, including but not limited to lighting, mechanical, electrical and plumbing systems.

         CONDEMNATION

         20. If the entire Premises, or any portion of the Building required for reasonable access to, or the reasonable use of, the Premises, are taken by eminent domain, this Lease shall automatically end on the earlier of:

         (i) The date title vests; or

         (ii) The date Tenant is dispossessed by the condemning authority.

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                  If the taking of a part of the Premises materially interferes with Tenant's ability to continue its business operations in substantially the same manner and space, then Tenant may end this Lease on the earlier of:

         (i)   The date when title vests;

         (ii)  the date Tenant is dispossessed by the condemning authority; or

         (iii) 30 days following notice to Tenant of the date when vesting or dispossesion is to occur.

                  If there is a partial taking and this Lease continues, then the Lease shall end as to the part taken and Basic Annual Rent and Additional Rent shall abate in proportion to the part of the Premises taken and Tenant's pro rata share shall be equitably reduced.

                  If this Lease is not terminated, then Landlord, at its expense, shall promptly repair and restore the Premises to the condition that existed immediately before the taking, except for the part taken, in order to render the Premises a complete architectural unit, but only to the extent of the:

                  (i)  Condemnation award received for the damage; and

                  (ii) the Initial Leasehold Improvements.

                  If part or all of the Premises are condemned for 60 days or less (a "Temporary Condemnation"), this Lease shall remain in effect. If part or all of the Premises are condemned for a period of time exceeding 60 days Tenant shall have the right, at its sole election, to terminate this Lease. If Tenant elects to terminate this Lease, notice of its election shall be given to Landlord within 15 days following the sixtieth day after such condemnation and this Lease shall end on the date specified in the termination notice, which date shall be at least 30, but not more than 45, days after the date notice is given. In the event of a Temporary Condemnation, or in the event Tenant does not elect to terminate this Lease following a condemnation for a period of time exceeding 60 days, Rent and Tenant's obligations for the part of the Premises taken shall abate in proportion to the part of the Premises that Tenant is unable to use in the conduct of its business, such abatement to begin on the date the Tenant determines it is unable to use the portion of the Premises so taken in the conduct of its business until the date Tenant determines it is again able to use the portion of the Premises so taken in the conduct of its business, and Landlord shall receive the entire award attributable to such condemnation.

         SUBORDINATION

         21. It is agreed that Landlord shall have the right to place a mortgage or deed of trust on the premises and this lease shall be subordinate to any such mortgage or deed of trust whether presently existing or hereafter placed on the premises, and Tenant agrees to execute any and all documents assisting the effectuating of said subordination. Furthermore, if any person or entity shall succeed to all or part of Landlord's interest in the leased premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, Tenant shall automatically attorn to such successor in interest, which attornment shall be self operative and effective upon the signing of this lease, and Tenant shall execute such other agreement in confirmation of such attornment as such successor in interest shall reasonably request. Landlord will use best efforts to obtain a non-disturbance agreement from its Construction Loan
Lender. Upon the replacement of the construction loan with a permanent mortgage lender, Landlord shall provide Tenant with a non-disturbance agreement.

         NOTICE

         22. Any written notices required by this lease shall be deemed sufficiently given, if hand delivered, or sent via first class U.S. mail or by nationally recognized overnight courier service.

                  Any notice required by this lease is to be sent to the Landlord at:

                         5104 PEGASUS COURT, SUITE A
                         FREDERICK, MARYLAND  21704

                  Any notice required by this is to be sent to the Tenant at:

                           ATTN:  PAUL DERITO
                           217 PERRY PARKWAY
                           GAITHERSBURG, MD 20877

         REMEDIES NOT EXCLUSIVE

         23. No remedy conferred upon Landlord shall be considered exclusive of any other remedy, but shall be in addition to every other remedy available to Landlord under this Lease or as a matter of law. Every remedy available to Landlord may be exercised concurrently or from time to time, as often as the occasion may arise. Tenant hereby waives any and all rights which it may have to request a jury trial in any proceeding at law or in equity in any court of competent jurisdiction.

         SECURITY DEPOSIT AND FINANCIAL STATEMENTS

         24. A security deposit of $21,484.17 is required to accompany this lease, when submitted for approval by Landlord, subject to all the conditions of the security deposit agreement attached. If this lease is not approved by the Landlord within 30 days of its submission to the Landlord, the security deposit will be refunded in full. The security deposit shall be held in an interest bearing account at 3% per annum. If requested by Landlord's mortgagee, Landlord shall have the right to require annual financial statements for the Tenant and/or any Guarantor of this Lease. Tenant or Guarantor shall provide written answers to any questions from Landlord which are related to Tenant's financial statements or provide written projections on Tenant's business, if the financials are unacceptable to Landlord. Landlord agrees not to disclose Tenant's financial statement to any other party except mortgagee without first obtaining written consent.

         FINAL AGREEMENT

         25. This lease contains the final and entire agreement between the parties hereto, and neither they nor their agents shall be bound by any terms, conditions or representations not herein written.

         LEGAL EXPENSE

         26. In the event, to enforce the terms of this lease, either party files legal action against the other, and is successful in said action, the losing party agrees to pay all reasonable expenses to the prevailing party, including the reasonable attorney's fee incident to said legal action. In the event that the Landlord is successful in any legal action filed against the Tenant, the Landlord's reasonable attorney fees incident to said legal action shall become part of and in addition to the then due monthly rent.

         LAND

         27. It is agreed that the demised premises is the building area occupied by the Tenant and only the land under that area.

         RELOCATION

         28. (Intentionally deleted)

         ENVIRONMENTAL REQUIREMENTS

         29. Tenant hereby represents and warrants to Landlord that no materials will be located on the premises which, under federal, state, or local law, statute, ordinance or regulations; or court or administrative order or decree; or private agreement (hereinafter collectively known as, "Environmental Requirements"), require special handling in collection, storage, treatment, or disposal.

                  Notwithstanding the foregoing, or anything else to the contrary elsewhere contained in this Lease, Landlord acknowledges and agrees that the use of the Premises will entail a biological specimen repository, reagent repository, biotechnology repository and laboratory, and reagent manufacturing and that the repository will, from time to time, contain material that is biohazardous and infectious to humans. Tenant covenants to comply with all applicable Environmental Requirements.

                  In addition, Landlord acknowledges and agrees that Tenant may store and use hazardous materials used in the ordinary course of business (e.g., cleaning fluids, photocopier toner and the like), provided same are stored, used and disposed of in accordance with all applicable Environmental Requirements.

                  Tenant hereby covenants and agrees that if at any time it is determined that there are materials located on the premises which, under any Environmental Requirements, require special handling in collection, storage, treatment, or disposal, Tenant shall, within thirty (30) days after written notice thereof, take or cause to be taken, at its sole expense, such actions as may be necessary to comply with all Environmental Requirements. If Tenant shall fail to take such action, Landlord may make advances or payments towards performance or satisfaction of the same but shall be under no obligation to do so; and all sums so advanced or paid, including all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation, reasonable attorney's fees, fines, or other penalty payments, shall be at once repayable by Tenant and shall bear interest at the rate of four percent (4%) per annum above the Prime rate from time to time as published by the Wall Street Journal, from the date the same shall become due and payable until the date paid. Failure of Tenant to comply with all Environmental Requirements shall constitute and be a default under this Lease Agreement.

                  Tenant will remain totally liable hereunder regardless of any other provisions which may limit recourse.

SEVERABILITY

         30. In case any one or more the provisions contained in this Lease shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         LATE CHARGE

         31. If the Tenant shall fail to pay when due, the said rental or any other sum required by the terms of this lease to be paid by the Tenant, then, upon the happening of any such event, and in addition to any and all other remedies that may thereby accrue to the Landlord, the Tenant agrees to pay to the Landlord a late charge of 5% of the monthly account balance. The late charge on the base rent accrues after 10 days of the due date and said late charges shall be collectible as additional rent.

         In the event Tenant's rent is received fifteen days after due date, Landlord shall have option to require the rental payment be made with a certified or cashier's check.

         QUIET ENJOYMENT

         32. Tenant, upon paying the minimum rent, additional rent and other charges herein provided and observing and keeping all of its covenants, agreements and conditions in this Lease, shall quietly have and enjoy the Premises during the Term of this Lease without hindrance or molestation by anyone claiming by or through Landlord; subject, however, to all exceptions, reservations and conditions of this Lease.

         LANDLORD'S WORK

         33. The leased premises shall contain only the following items at the expense of the Landlord:

             a. Landlord shall deliver the Leased premises as two demised areas, phase I and phase II. Phase I shall be 16,560 square feet and delivered in a "warm, lit conditioned shell" as more fully outlined on Exhibit "B" attached hereto. Landlord shall contribute $210,000.00 toward the phase I improvement, and Tenant shall pay all cost above the initial $210,000.00. Landlord shall be required to cap its general contractor's fees for general conditions at nine percent (9%), overhead fee to five percent (5%) and a supervisory fee of five percent (5%).

             b. Phase II shall be 19,000 square feet of cold dark shell with temporary heat.

         WINDOW COVERINGS

         34. The Tenant covenants and agrees not to install any window covering other than a one-inch horizontal mini-blind of an off-white color unless approved in writing by the Landlord.

         OPTIONS

         35. Provided Tenant is not then in default hereunder, Tenant may extend the term of this lease and as it may be amended from time to time, for ONE (1) further successive period of FIVE (5) years each, by notifying Lessor in writing of its intention to do so at least six (6) months prior to the expiration of the then current term. The annual rental for each succeeding extension shall be at a Lease rate equal to the then prevailing fair market rental rate for Tenants in comparable industrial buildings in the Frederick sub-market using the "three-broker" method.

             a. If the option to extend the term of this Lease is not timely exercised, the unexercised option to extend shall automatically become null and void.

             b. The right to extend the term of this Lease may be exercised only by the undersigned Tenant for its continued use and occupancy of the Leased Premises and only if it is in possession of the Leased Premises and operating a permitted use when it exercises the right. No such right shall be assignible even though Landlord may have approved an assignment of this Lease. However, if Tenant assigns this Lease, with Landlord's consent, to any corporation into which or with which Tenant merges or consolidates and/or to any parent, subsidiary, or affiliated corporation, the assignee may exercise such right to renew.

             c. If Tenant shall default under the Lease, all unexercised rights to extend the term of the Lease shall automatically be extinguished and become null and void.

         RULES AND REGULATIONS

         36. The Tenant shall at all times comply with the Rules and Regulations attached hereto. The Landlord shall make a reasonable effort to enforce the Rules and Regulations equitably against all tenants of the Property. Landlord shall not discriminate against Tenant in the enforcement of rules and regulations.

         ESTOPPEL CERTIFICATE

         37. Tenant and Landlord shall, at any time during the term of this Lease or any renewal thereof, upon request of either party, execute, acknowledge, and deliver to the other party or its designee, a statement in writing, certifying that this lease is unmodified and in full force and effect if such is the fact that the same is in full force.

         ADDITIONAL RENT

         38. All sums of money required to be paid by Tenant to Landlord pursuant to the terms of this Lease, unless otherwise specified herein, shall be considered additional rent and shall be collectible by Landlord as additional rent, in accordance with the terms of this Lease.

         EXCULPATION CLAUSE

         39. Neither Landlord nor any principal, partner, member, officer, director, trustee or affiliate of Landlord (collectively, "Landlord Affiliates") shall have any personal liability under any provision of this Lease. If Landlord defaults in performing any of its obligations hereunder, Tenant shall look solely to Landlord's equity in the Property to satisfy Tenant's remedies on account therefore. If Tenant obtains a money judgment against Landlord, Tenant shall be entitled to have execution upon such judgment only upon Landlord's equity in the Property, and not on Landlord or Landlord Affiliates.

         INDUSTRIAL USER SURVEY

         40. Tenant agrees to complete the attached Exhibit "A" known as the Frederick County Bureau of Water and Sewer Industrial User Waste and Slug Potential Survey.

         RIGHT OF FIRST OFFERING

         41. Tenant shall have an on going right of first offer throughout the primary Lease term for any relet space that comes available in 5108, 5103 and/or 5111 Pegasus Court. Landlord shall notify Tenant in writing when space becomes available and Tenant will have seven (7) business days to accept or decline the space. If Landlord does not receive written notice from Tenant of acceptance or declining then Landlord will assume Tenant has declined the offer. The rate for the expansion space shall be at fair market value for comparable industrial buildings in the Frederick sub-market by using the "three broker" method.

         PARKING

         42. The parking for the building is common parking with a 4.00 per 1000 sq.ft. ratio. If Tenant requires additional parking then Tenant may pay the Landlord to stripe an area behind the lease premise and designate it for the Tenant.

AS WITNESS THE HANDS AND SEALS OF THE PARTIES HERETO THE DAY AND YEAR FIRST ABOVE WRITTEN:

WITNESS:                                    TENANT:

                                       By:                                (Seal)
-------------------------------           -------------------------------
                                       Printed Name:
                                                    ---------------------
                                       Title:
                                             ----------------------------
                                       Date:
                                            -----------------------------



WITNESS:                                    LANDLORD:  MIE Properties, Inc.

                                       By:                                (Seal)
-------------------------------           -------------------------------
                                       Printed Name:
                                                    ---------------------
                                       Title:
                                             ----------------------------
                                       Date:
                                            -----------------------------

                            SECURITY DEPOSIT AGREEMENT

         This is NOT a rent receipt.

                                       Date:________________________________

         Received from BBI BIOTECH RESEARCH LABORATORIES, INC., the amount of $21,484.17, as security deposit for premises 5107 PEGASUS COURT, SUITES A - M, FREDERICK, MD 21704.

         Landlord agrees that, subject to the conditions listed below, this security deposit (with interest @ 3% per annum) will be returned in full within thirty (30) days of vacancy.

         Tenant agrees that this security deposit may not be applied by Tenant as rent and that the full monthly rent will be paid on or before the first day of every month, including the last month of occupancy. Tenant further agrees that a mortgagee of the property demised by the lease to which this Security Deposit Agreement is appended and/or a mortgagee thereof in possession of said property and/or a purchaser of said property at a foreclosure sale shall not have any liability to the Tenant for this security deposit.

         SECURITY DEPOSIT RELEASE PREREQUISITES:

         1.  Full term of lease has expired.
         2.  No damage to property beyond fair wear and tear.
         3.  Entire leased premises clean and in order.
         4. No unpaid late charges or delinquent rents, or other delinquent sums payable by Tenant.
         5.  All keys returned.
         6. All debris and rubbish and discards placed in proper rubbish containers.
         7.  Forwarding address left with Landlord.

AS WITNESS THE HANDS AND SEALS OF THE PARTIES HERETO THE DAY AND YEAR FIRST ABOVE WRITTEN:

WITNESS:                                    TENANT:

                                       By:                                (Seal)
-------------------------------           -------------------------------


WITNESS:                                    LANDLORD:  MIE Properties, Inc.

                                       By:                                (Seal)
-------------------------------           -------------------------------

                                    RULES AND REGULATIONS

1. The Common Facilities, and the sidewalks, driveways, and other public portion of the Property (herein "Public Areas") shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress or egress to and from its premises, and Tenant shall not permit any of its employees, agents, licensees or invitees to congregate or loiter in any of the Public Area. Tenant shall not invite to, or permit to visit its premises, persons in such numbers or under such conditions as may interfere with the use and enjoyment by others of the Public Areas. Landlord reserves the right to control and operate, and to restrict and regulate the use of, the Public Areas and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

2. No bicycles, animals (except seeing eye dogs) fish or birds of any kind shall be brought into, or kept in or about any premises within the Building.

3. No noise, including, but not limited to, music, the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant.

4. Tenant's premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

5. Tenant shall not cause or permit any odors of cooking or other processes, or any unusual or objectionable odors, to emanate from its premises which would annoy other tenants or create a public or private nuisance.

6. Plumbing facilities shall not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspapers or other substances of any kind shall be thrown into them.

7. Tenant agrees to keep the Leased Premises in a neat, good and sanitary condition and to place garbage, trash, rubbish and all other disposables only where Landlord directs.

8. Landlord reserves the right to rescind, alter, waive or add, any Rule or Regulation at any time prescribed for the Building when, in the reasonable judgement of Landlord, Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building. No recission, alteration, waiver or addition of any Rule or Regulation in respect of one tenant shall operate as a recission, alteration or waiver in respect of any other tenant.

9. Non-compliance with any of the above rules and regulations may, in Landlord's sole judgement, result in a monetary fine not to exceed $25 per day. Landlord will notify Tenant of such violations and Tenant will have five (5) days to rectify, after which, daily fine will be applied.

10. Tenant shall not place storage trailers or other storage containers of any type outside Tenant's premises.

11. Tenant shall not park on a permanent or semi-permanent basis, any trailer behind dock doors or in any other location outside Tenant's premises for the purpose of storage.